ATHENE ANNUITY AND LIFE COMPANY
ALAC Separate Account 1

Supplement Dated December 18, 2015
to the Prospectuses and Statement of Additional Information dated October 1, 2008 for

Visionary Variable Annuity

Visionary Choice Variable Annuity

This supplement describes a change to the name and principal investment strategies of the Fidelity Variable Insurance Products Initial Class Money Market Portfolio ("Fund").  The Fund is an investment option available under the Visionary variable annuity contract and the Visionary Choice variable annuity contract (each a "Contract").  Please read this supplement carefully and keep it with your Contract prospectus for future reference.

The shareholders of the Fund have approved certain changes to the investment strategies of the Fund.  Effective December 1, 2015:

•	The Fund's investment policy to concentrate more than 25% of its total assets in the financial services industry is removed.
•
The Fund adopted a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). This change enables the Fund to operate as a government money market fund.

•	In connection with the transition to a government money market fund, the Fund has been renamed "Government Money Market Portfolio."

Following the change to the name and investment strategies of the Fund,
•	Fidelity Management & Research Company remains the investment adviser for the Fund, and
•	the share class for this investment option under your Contract remains the same.

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If you have questions about this supplement, please write to or call our Service Center at P.O. Box 82594, Lincoln, NE 68501, 1-888-232-6486.